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                         SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                                February 21, 2001
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                            Brown-Forman Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                           1-123                              61-0243150
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(State or other                    (Commission                  (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)

850 Dixie Highway, Louisville, Kentucky                 40210
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:         (502) 582-1601
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Item 9.

        On February 21, 2001, the Corporation purchased thirteen thousand, three hundred fifty-eight (13,358) shares of Class B Common Stock in a private transaction. A copy of the press release issued in connection with this transaction is filed herewith as Exhibit 99.1, and incorporated by reference herein.

        On February 23, 2000, William M. Street, President of Brown-Forman Corporation, will participate in the CAGNY Conference in Naples, Florida, where he will present information about the Corporation's global brand-building activities, with a particular emphasis on Jack Daniel's Tennessee Whiskey. As detailed in the media advisory filed herewith as Exhibit 99.2, and incorporated by reference herein, a live webcast of this event is being furnished via the Corporation's website, and the text and slides of Mr. Street's speech will also be available on the website for review following the live webcast.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Brown-Forman Corporation
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                                                   (Registrant)


February 21, 2001                           /s/ Michael B. Crutcher
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            (Date)                 Michael B. Crutcher, Senior
                                   Vice President, General Counsel and Secretary